SIGNATURE PAGE
FOR INDIVIDUAL INVESTORS

Total Shares subscribed: _________                                                                                       Aggregate Purchase Price: $_____________

INVESTOR:                                                                                                                                   INVESTOR:
__________________________                                                                                            __________________________
Signature                                                                                                                                        Signature

___________________________                                                                                          ___________________________
Print or Type Name                                                                                                                      Print or Type Name

___________________________                                                                                         ___________________________
Social Security Number                                                                                                               Social Security Number

Residence Address                                                                                                                      Residence Address

___________________________                                                                                          ___________________________

___________________________                                                                                          ___________________________

_____________________________                                                                                     _____________________________

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR TRUST INVESTORS

Total Shares subscribed: _________                                                                                       $_______________

Name(s) of Investor Representatives

______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

_______________________________________________________________________________________________
Name of Trust (Please print or type)

_______________________________________________________________________________________________
Name of Trustee (Please print or type)

_______________________________________________________________________________________________
Date Trust was formed

By_____________________________________________________________________________________________
Trustee’s Signature

Taxpayer Identification Number ____________________

Trustee’s Address: ________________________________________

                                    ________________________________________

                                    ________________________________________

                                    Attention: ________________________________

Executed at ________ _____________, this day of ______ 20_______

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR PARTNERSHIP INVESTORS

Total Shares subscribed: _________                                                                                       $_______________

Name(s) of Investor Representatives
______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

_______________________________________________________________________________________________
Name of Partnership (Please print or type)

_______________________________________________________________________________________________
Signature of General Partner (Please print or type)

_______________________________________________________________________________________________
Signature of Additional General Partner
(If required by partnership agreement)

_______________________________________________________________________________________________
Signature of Additional General Partner
(If required by partnership agreement)

Taxpayer Identification Number _______________

Partnership Address: ________________________________________

                                      ________________________________________

                                      ________________________________________

                                      Attention: _________________________________

Executed at ________ _____________, this day of ______ 20_________

SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
FOR CORPORATE INVESTORS

Total Shares subscribed: _________                                                                                       $_______________

Name(s) of Investor Representatives
______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

______________________________                                                                                   ______________________________
Name                                                                                                                                               Address

_______________________________________________________________________________________________
Name of Corporation (Please print or type)

By_____________________________________________________________________________________________
   Signature of Authorized Agent

Taxpayer Identification Number _______________

Corporation Address: ________________________________________

                                        ________________________________________

                                        ________________________________________

                                   Attention: ________________________________

Executed at ________ _____________, this day of ______ 20________

PURCHASER QUESTIONNAIRE

VYRIAN INC.
10101 Southwest Freeway, Suite 400
Houston, TX 77074

Gentlemen:

I hereby furnish the information contained below to the Company so that it may determine whether I am a suitable investor in the Company's offering of Common Stock.  I understand that the information is needed for you to determine whether you have reasonable grounds to believe that I am an “Accredited Investor” as that term is defined in Regulation D promulgated under the Act, in accordance with the suitability standards established by the Company and that I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the proposed investment in the Company.

I understand that (a) you will rely on the information contained herein for purposes of such determination, (b) the Securities will not be registered under the Act, (c) the Securities will not be registered under securities laws of any state in reliance upon similar exemptions, and (d) this questionnaire is not an offer to the purchase any Securities.

The Company and its agents, employees or representatives, will keep information contained in this questionnaire confidential.  I understand, however, that the Company may have the need to present it to such parties, as it deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished:

Please answer all questions.  If the answer is “none” or “not applicable,” please so state.

INFORMATION REQUIRED OF EACH PROSPECTIVE INVESTOR:

1.	Name: ________________________________________ Age:____________________

2.	Social Security Number: _______________ No. Of Dependents: __________________

3.	Marital Status __________________ Citizenship: ______________________________

4.	Residence Address and Telephone Number ___________________________________

      ______________________________________________________________________

5.        State in which you are: licensed to drive? ____________________________________

Registered to vote? ____________________________________________

File income tax returns? ________________________________________

6.         Employer and Position ___________________________________________________

7.	Business Address and Telephone Number: __________________________________

   _____________________________________________________________________

8.	Business or professional education and the degrees received are as follows:

     School: _______________________________________________________________

           Degree:  ______________________________________________________________

      Year Received: _________________________________________________________

9.	Please select, which applies to you ( choose one)

(a)	Individual income during 2009 (exclusive of spouse’s income)
(b)	Individual income during 2010 (exclusive of spouse’s income)
(c)	Estimated income during 2011 (exclusive of spouse’s income)

________ $ 50,000-$100,000
________ $100,000-$200,000
________ Over $200,000

(d)	Joint income, with spouse, during 2009:
(e)	Joint income, with spouse, during 2010:
(f)	Estimated joint income, with spouse, for 2011:

  _______ $100,000-$300,000
  _______ Over $300,000

    (g)                      _______    A charitable organization, corporation, or partnership with assets exceeding
   $5,000,000.

    (h)                      _______    A trust with assets in excess of $5,000,000, not formed to acquire the securities
   Offered, whose purchases a sophisticated person makes.

10.	Estimated net worth (may include joint net worth with spouse)

_______   Over $1,000,000

The term “net worth” means the excess of total assets over total liabilities.  In computing net worth, the principal residence of the investor must be valued at cost, including costs of improvements, or at recently appraised value by an institutional lender making a secured loan.

11.	Are you involved in any litigation, which, if an adverse decision occurred, would materially affect your financial condition? Yes__ No_____. If yes, please provide details:
         __________________________________________________________
12.	I consider myself to be an experienced and sophisticated investor or am advised by a qualified investment advisor, all as required under the various securities laws and regulations:
  Yes___ No___

13.	I understand the full nature and risk of an investment in the Securities, and I can afford the complete loss of my entire investment: Yes___ No___

14.	I am able to bear the economic risk of an investment in the Securities for an indefinite period of time and understand that an investment in the Securities may be illiquid:
  Yes___ No___

15.
I further understand that should I purchase the Securities, I be required to agree not to dispose of the Securities except in compliance with the conditions contained in the accompanying Subscription Agreement:  Yes___ No___

16.      Have you participated in other private placement securities?  Yes___ No___

I understand that the Company will be relying on the accuracy and completeness of my responses to the foregoing questions and I represent and warrant to the Company as follows:

(i)
The answers to the above questions are complete and correct and may be relied upon by the Company whether the offering in which I propose to participate is exempt from registration under the Act and the securities laws of certain states;

(ii)	I will notify the Company immediately of any material change in any statement made herein occurring prior to the closing of any purchase by me of an interest in the Company; and
(iii)
I have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the prospective investment; I am able to bear the economic risk of the investment and currently could afford a complete loss of such investment.

IN WITNESS WHEREOF, I have executed this Purchaser Questionnaire this ____ day of ______, 20__, and declare that it is truthful and correct to the best of my knowledge.

Signature of Prospective Investor	Signature of Prospective Investor